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                                                                   EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement on Form S-3 of ARIAD Pharmaceuticals, Inc. of our report dated March 13, 2003, appearing in the Annual Report on Form 10-K of ARIAD Pharmaceuticals, Inc. for the year ended December 31, 2002, and to the reference to us under the heading "Experts" in the Prospectus, which is part of such Registration Statement.


/S/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 2, 2003